                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SONOCO PRODUCTS COMPANY
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[SONOCO LOGO]


                                 April 9, 1999



                                IMPORTANT NOTICE
                                ----------------



     As of the date of this notice, we have not received your vote for our upcoming Annual Meeting of Shareholders. Your vote is very important to us. PLEASE MARK THE PROXY CARD ENCLOSED, SIGN IT, AND RETURN IT AS SOON AS POSSIBLE IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

     Thank you for your vote and your support.


                                       SONOCO PRODUCTS COMPANY
                                       Shareholder Relations

Enclosures

                                                                    APPENDIX A

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                              ------------------
                                    SONOCO
                               PRODUCTS COMPANY
                              ------------------

1. Election of Directors:


                       Nominees - Three-Year Terms:
      C.J. Bradshaw, R.J. Brown, J.L. Coker, Paul Fulton, H.L. McColl, Jr.

                            Nominee - One-Year Term:
                               C.D. Spangler, Jr.

   [ ] For All Nominees    [ ] Withhold On All Nominees    [ ] For All Except

   NOTE: If you do not wish your shares voted "FOR" a particular nominee,mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to approve an amendment to the Restated Articles of Incorporation to increase authorized shares of Common Stock.

                     [ ] For    [ ] Against   [ ] Abstain

3. Proposal to approve the selection of PricewaterhouseCoopers LLP, Certified Public Accountants, as the independent auditors of the corporation.

                     [ ] For    [ ] Against   [ ] Abstain

4. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                   DIRECTORS RECOMMEND VOTING FOR 1, 2 AND 3

Please be sure to sign and date this Proxy.          Date
                                                         ---------------------

----------------------------------         -----------------------------------
     Shareholder Sign Here                          Co-Owner Sign Here

Mark box at right if an address change or comment
has been noted on the reverse side of this card.    [ ]

DETACH CARD                                                          DETACH CARD

                            MAKE YOUR VOTE COUNT!

               Please mark this proxy card to indicate how your shares should be voted. Please sign, detach, and return the card in the enclosed postage-paid envelope.

                           SONOCO PRODUCTS COMPANY



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           SONOCO PRODUCTS COMPANY

                 POST OFFICE BOX 160 - NORTH SECOND STREET -
                    HARTSVILLE, SOUTH CAROLINA 29551-0160

The undersigned hereby appoints Charles W. Coker, Chairman, or F. Trent Hill, Jr., Vice President and Chief Financial Officer, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Sonoco Products Company held of record by the undersigned on February 26, 1999, at the Annual Meeting of Shareholders to be held on April 21, 1999, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

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                     PLEASE VOTE, DATE, SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
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HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

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